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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                          THE SECURITIES ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 4, 1995

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                           HOST MARRIOTT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                  1-5664                  53-0085950
    (STATE OR OTHER          (COMMISSION FILE          (I.R.S. EMPLOYER
    JURISDICTION OF              NUMBER)             IDENTIFICATION NO.)
     INCORPORATION)

                 10400 FERNWOOD ROAD, BETHESDA, MARYLAND 20817
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (301) 380-9000


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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                                    FORM 8-K

ITEM 5. OTHER EVENTS

  On April 4, 1995, the Registrant announced the resignation of Stephen F. Bollenbach as a Director, President and Chief Executive Officer. A copy of the news release announcing the resignation is attached as an exhibit to this current report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits

    (99) News Release dated April 4, 1995.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Host Marriott Corporation

                                  By : /s/ Christopher G. Townsend
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                                      Christopher G. Townsend
                                      Senior Vice President and Secretary

Date: April 4, 1995